UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2009

Astrotech Corporation

(Exact name of registrant as specified in its charter)

Washington	0-27206	91-1273737
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

907 Gemini Street, Houston, Texas		77058
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (713) 558-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition.

On May 13, 2009, Astrotech Corporation issued a press release announcing, among other things, its results of operations for the third quarter ended March 31, 2009 of its fiscal year 2009. A copy of the press release is attached hereto as Exhibit 99.1.

Section  9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

99.1        Press Release of Astrotech Corporation dated May 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPACEHAB, Incorporated

Date: May 15, 2009	By:	/s/ Brian K. Harrington
Brian K. Harrington
Senior Vice President, Chief Financial Officer, Secretary and Treasurer